EXHIBIT 10.3(a)

ADDUS HEALTHCARE, INC.

2401 SOUTH PLUM GROVE ROAD

PALATINE, ILLINOIS 60067

September 30, 2009

Frank Leonard

5812 North Corona Drive

Palatine, IL 60067

Re: Amendment of Employment Agreement

Dear Frank:

Reference is made to that certain Employment and Non-competition Agreement, dated as of July 31, 2008 and effective as of July 16, 2008, by and between Addus HealthCare, Inc. (the “Company”) and you (the “Agreement”).

By your signature below, please indicate your agreement that, effective upon the completion of the initial public offering contemplated by Addus HomeCare Corporation (“Addus HomeCare”), as described in its Registration Statement on Form S-1 (File No. 333-160634), each reference to the Board of Directors in the Agreement shall mean and refer to the Board of Directors of Addus HomeCare; provided, that any such reference to the Board of Directors that relates to matters involving compensation shall instead mean and refer to the Compensation Committee of the Board of Directors of Addus HomeCare.

This letter agreement constitutes an amendment to the Agreement in accordance with Section 13 of the Agreement. Except as specifically amended by this letter agreement, all other terms and provisions of the Agreement shall remain in full force and effect. Each reference in the Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import referring to the Agreement shall mean and be a reference to the Agreement as amended by this letter agreement.

This letter agreement shall be governed by, and construed, interpreted and enforced in accordance with the laws of the State of Illinois as applied to agreements entirely entered into and performed in Illinois by Illinois residents exclusive of the conflict of laws provisions of any other state.

This letter agreement may be executed and delivered (including by facsimile transmission) in more than one counterpart, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement.

Please acknowledge your agreement to the foregoing by signing in the space indicated below and returning the enclosed copy of this letter.

Very truly yours,

ADDUS HEALTHCARE, INC.

By:	/s/ Mark S. Heaney
Name: Mark S. Heaney
Title: President

Accepted and Agreed,

this      day of September, 2009

EXECUTIVE

/s/ Frank Leonard
Frank Leonard

[Signature Page to Letter Amending Employment Agreement]